Employee benefit plan (Tables)	12 Months Ended
Dec. 31, 2012
Total Yearly Expenses of Employee Benefit Plan
The total expense, from continuing operations, recognized with respect to the Plan and included in Employee compensation and benefits on the Consolidated Statements of Operations, was as follows (in thousands):

For the year ended December 31, 2012	$6,074
For the year ended December 31, 2011	5,648
For the year ended December 31, 2010	4,943